UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 30, 2023

HUDSON GLOBAL, INC.
(Exact name of registrant as specified in charter)

Delaware	001-38704	59-3547281
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

53 Forest Avenue, Suite 102
Old Greenwich, CT 06870
(Address of Principal Executive Offices)

Registrant's telephone number, including area code (203) 409-5628
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	HSON	The NASDAQ Stock Market LLC
Preferred Share Purchase Rights		The NASDAQ Stock Market LLC
Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 4.02.	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

(a)    Correction of Errors in Previously Issued Financial Statements

On March 30, 2023, the Audit Committee of the Board of Directors (the “Audit Committee”) of Hudson Global, Inc. (the “Company”) concluded, after considering the recommendations of management and consulting with BDO USA, LLP (“BDO”), the Company’s independent registered public accounting firm, that the Company’s unaudited consolidated financial statements for the three and six month periods ended June 30, 2022 and the nine month period ended September 30, 2022, included in the Company’s Quarterly Reports on Form 10-Q for the fiscal quarters ended June 30, 2022 and September 30, 2022, respectively, (collectively, the “Non-Reliance Periods”) should no longer be relied upon due to an error relating to the accounting treatment of a discretionary bonus payment paid by the Company on behalf of a customer. In addition, investors should no longer rely upon earnings releases for these periods and other communications relating to these unaudited consolidated financial statements.

The effect of this error is an understatement of revenue and direct contracting costs and reimbursed expenses in the amount of $ 5.762 million for the three and six month periods ended June 30, 2022 and the nine month period ended September 30, 2022. The error had no impact on the Company’s consolidated balance sheet, consolidated statement of cash flows, net income, the presentation of non-GAAP metrics EBITDA and adjusted EBITDA, or any other accounts for such periods.

The Company intends to restate its unaudited consolidated financial statements for the Non-Reliance Periods as soon as practicable by filing amendments to the Company’s Quarterly Reports on Form 10-Q for the fiscal quarters ended June 30, 2022 and September 30, 2022, to correct this error. Accordingly, investors and others should rely only on financial information and other disclosures regarding the Non-Reliance Period once the Company restates its financial statements for the Non-Reliance Periods. This restatement has no effect on the financial statements included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022.

The Audit Committee and management of the Company have discussed the matters disclosed in this Item 4.02(a) with BDO.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

HUDSON GLOBAL, INC. (Registrant)

By:	/s/ JEFFREY E. EBERWEIN
Jeffrey E. Eberwein
Chief Executive Officer

	Dated:	March 30, 2023

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